Taxes	12 Months Ended
Dec. 31, 2015
Taxes
Taxes

Note N.

Taxes

($ in millions)

For the year ended December 31:	2015	2014	2013
Income from continuing operations before income taxes
U.S. operations	$5,915	$7,509	$7,577
Non-U.S. operations	10,030	12,477	12,667
Total income from continuing operations before income taxes	$15,945	$19,986	$20,244

The income from continuing operations provision for income taxes by geographic operations is as follows:

($ in millions)

For the year ended December 31:	2015	2014	2013
U.S. operations	$849	$2,093	$1,315
Non-U.S. operations	1,732	2,141	2,048
Total continuing operations provision for income taxes	$2,581	$4,234	$3,363

The components of the income from continuing operations provision for income taxes by taxing jurisdiction are as follows:

($ in millions)

For the year ended December 31:	2015	2014	2013
U.S. federal
Current	$(321)	$1,134	$1,694
Deferred	553	105	(708)
	232	1,239	986
U.S. state and local
Current	128	541	277
Deferred	116	(105)	(330)
	244	436	(53)
Non-U.S.
Current	2,101	2,825	3,067
Deferred	4	(266)	(637)
	2,105	2,559	2,430
Total continuing operations provision for income taxes	2,581	4,234	3,363
Discontinued operations provision for income taxes	(117)	(1,617)	(322)
Provision for social security, real estate, personal property
and other taxes	3,497	4,068	4,198
Total taxes included in net income	$5,961	$6,685	$7,238

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations is as follows:

For the year ended December 31:	2015	2014	2013
Statutory rate	35%	35%	35%
Foreign tax differential	(17)	(14)	(13)
State and local	1	1	0
Domestic incentives	(2)	(2)	(3)
Other	(1)	1	(2)
Effective rate	16%	21%	17%

Percentages rounded for disclosure purposes.

The significant components reflected within the tax rate reconciliation labeled “Foreign tax differential” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, foreign export incentives, the U.S. tax impacts of non-U.S. earnings repatriation and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.

In the fourth quarter of 2015, the U.S. Internal Revenue Service (IRS) concluded its examination of the company's income tax returns for 2011and 2012 and issued a final Revenue Agent's Report (RAR). The company has agreed with all of the adjustments in the RAR with the exception of the proposed adjustments related to the tax implications of an internal restructuring undertaken in 2011. The company disagrees with the IRS on this matter and intends to protest the proposed adjustments. The company has redetermined its unrecognized tax benefits for all open years, based on the RAR and associated information and analysis.

The 2015 continuing operations effective tax rate decreased 5.0 points from 2014 as a result of: the completion of the 2011-2012 U.S. tax audit, including reserve redeterminations (3.9 points), a benefit due to the geographic mix of pre-tax income in 2015 (3.5 points) and a benefit due to the 2014 tax charge related to the divestiture of the System x business (0.9 points).

These decreases were partially offset due to the following: a reduced benefit year to year in the utilization of foreign tax credits (2.5 points) and the year-to-year increase in tax charges related to intercompany payments made by foreign subsidiaries and the intercompany licensing of certain IP (0.8 points).

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s effective tax rate.

The significant components of deferred tax assets and liabilities recorded in the Consolidated Statement of Financial Position were:

Deferred Tax Assets

($ in millions)

At December 31:	2015	2014
Retirement benefits	$4,621	$4,795
Share-based and other compensation	963	1,328
Domestic tax loss/credit carryforwards	1,066	858
Deferred income	762	957
Foreign tax loss/credit carryforwards	825	686
Bad debt, inventory and warranty reserves	528	529
Depreciation	329	329
Accruals	904	1,176
Other	931	1,306
Gross deferred tax assets	10,929	11,964
Less: valuation allowance	740	646
Net deferred tax assets	$10,189	$11,318

Deferred Tax Liabilities

($ in millions)

At December 31:	2015	2014
Depreciation	$919	$487
Retirement benefits	252	205
Goodwill and intangible assets	1,407	1,263
Leases	916	912
Software development costs	554	421
Deferred transition costs	395	374
Other	1,177	1,111
Gross deferred tax liabilities	$5,620	$4,773

For income tax return purposes, the company has foreign and domestic loss carryforwards, the tax effect of which is $742 million, as well as domestic and foreign credit carryforwards of $1,149 million. Substantially all of these carryforwards are available for at least two years or are available for 10 years or more.

The valuation allowances as of December 31, 2015, 2014 and 2013 were $740 million, $646 million and $734 million, respectively. The amounts principally apply to certain foreign, state and local loss carryforwards and credits that, in the opinion of management, are more likely than not to expire unutilized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2015 decreased by $530 million in 2015 to $4,574 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

($ in millions)
	2015	2014	2013
Balance at January 1	$5,104	$4,458	$5,672
Additions based on tax positions related to the current year	464	697	829
Additions for tax positions of prior years	569	586	417
Reductions for tax positions of prior years (including
impacts due to a lapse in statute)	(1,348)	(579)	(2,201)
Settlements	(215)	(58)	(259)
Balance at December 31	$4,574	$5,104	$4,458

The additions to unrecognized tax benefits related to the current and prior years are primarily attributable to non-U.S. issues, certain tax incentives and credits and state issues. The settlements and reductions to unrecognized tax benefits for tax positions of prior years are primarily attributable to the completion of the IRS examination for 2011 and 2012, currency, non-U.S. audits and impacts due to lapses in statutes of limitation.

In April 2010, the company appealed the determination of the Japan Tax Authorities with respect to certain foreign tax losses. The unrecognized tax benefit of these losses totals $997 million as of December 31, 2015. In April 2011, the company received notification that the appeal was denied, and in June 2011, the company filed a lawsuit challenging this decision. In May 2014, the Tokyo District Court ruled in favor of the company. The Japanese government appealed the ruling to the Tokyo High Court. In March 2015, the Tokyo High Court ruled in favor of the company and, in April 2015, the Japanese government appealed the ruling to the Japan Supreme Court. See Note U, “Subsequent Events,” for an update on this matter.

The liability at December 31, 2015 of $4,574 million can be reduced by $850 million of offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, U.S. tax credits, state income taxes and timing adjustments. The net amount of $3,724 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2014 and 2013 were $4,229 million and $3,902 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2015, the company recognized $141 million in interest expense and penalties; in 2014, the company recognized $216 million in interest expense and penalties; and, in 2013, the company recognized a benefit of $93 million in interest expense and penalties. The company has $613 million for the payment of interest and penalties accrued at December 31, 2015, and had $593 million accrued at December 31, 2014.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced as certain foreign issues may be concluded. The company estimates that the unrecognized tax benefits at December 31, 2015 could be reduced by approximately $413 million, excluding the Japan matter discussed above.

The company is subject to taxation in the U.S. and various state and foreign jurisdictions. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2011. With limited exception, the company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations related to the amount and/or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax and interest have been provided for any significant adjustments that are expected to result for these years.

In the fourth quarter of 2013, the company received a draft tax assessment notice for approximately $866 million (approximately $810 million at 2015 year-end currency rates) from the Indian Tax Authorities for 2009. The company believes it will prevail on these matters and that this amount is not a meaningful indicator of liability. At December 31, 2015, the company has recorded $526 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the Indian Tax Authorities.

In the first quarter of 2016, the IRS commenced its audit of the company’s U.S. tax returns for 2013 and 2014. The company anticipates that this audit will be completed by the end of 2017.

The company has not provided deferred taxes on $68.1 billion of undistributed earnings of non-U.S. subsidiaries at December 31, 2015, as it is the company’s policy to indefinitely reinvest these earnings in non-U.S. operations. However, the company periodically repatriates a portion of these earnings to the extent that it does not incur an additional U.S. tax liability. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings is not practicable.